                                                                    EXHIBIT 10.1

                  INTERNATIONAL BUSINESS MACHINES CORPORATION


                                       TO


                              MULTEX SYSTEMS, INC.



                  ===========================================
                                   SUBLEASE
                  ===========================================


                          DATED AS OF AUGUST 23, 1995



                        PREMISES:  THE ENTIRE 5TH FLOOR
                                   33 MAIDEN LANE
                                   NEW YORK, NEW YORK

                                   SUBLEASE
                                   --------


     SUBLEASE, dated as of the __ day of August, 1995, between INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation, having its principal office at Armonk, New York 10504 ("Sublessor") and MULTEX SYSTEMS, INC., a
                                   ---------
Delaware corporation, having an office at 2 Journal Square Plaza, Jersey City, New Jersey 07306 ("Sublessee").
                    ---------


                              W I T N E S S E T H:
                              -------------------


     WHEREAS, by Lease, dated March 29, 1985, by and between Federal Tower Associates, as landlord ("Landlord"), and Sublessor, as tenant, which Lease was
                          --------
supplemented by (aa) that certain letter agreement, dated March 29, 1985, between Landlord and Sublessor, and was amended by (bb) that certain Lease Modification Agreement, dated June 28, 1995, between Landlord and Sublessor, and
(cc) that certain Second Lease Modification Agreement, dated February 27, 1992, between Landlord and Sublessor, (said Lease, as so supplemented and amended, being hereinafter referred to as the "Main Lease") pursuant to which Landlord
                                      ----------
leased to Sublessor the entire second through fifteenth floors and certain portions of the Concourse Level and Mezzanine Level in the building ("Building")
                                                                      --------
located at 33 Maiden Lane, New York, New York; and

     WHEREAS, Sublessee desires to sublease from Sublessor a portion of the premises demised under the Main Lease consisting of the entire 5th floor comprising approximately 21,985 rentable square feet in the Building (the "Premises"), as more particularly shown by hatching on the floor plan annexed
---------
hereto as Exhibit A, upon the terms and conditions hereinafter set forth.
          ---------

     NOW, THEREFORE, in consideration of the sum of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee hereby agree as follows:

DEFINED TERMS:
-------------

     1. Unless the context clearly indicates a contrary intent, or unless otherwise specifically provided therein, all capitalized terms used in this Sublease which are defined in the Main Lease shall be deemed to have the respective meanings set forth in the Main Lease.

TERM, PREMISES, USE.
-------------------

     2. A. Sublessor hereby subleases to Sublessee, and Sublessee hereby takes and hires from Sublessor, for a term (the "Term") commencing on the
                                                 ----
ate which is the later to occur of the date upon which (i) Sublessor and Sublessee shall have unconditionally executed and delivered a counterpart of this Sublease to each other, and (ii) Landlord has consented or been deemed to consent to the execution and delivery of this Sublease as described in Paragraph
                                                                       ---------
33 hereof (the "Commencement Date") and expiring at 12:00 p.m. on
--              -----------------
December 30, 2000 (the "Expiration Date") unless sooner terminated, the
                        ----------------
Premises, together with all rights and appurtenances thereunto belonging, at the rentals and upon and subject to the covenants, conditions and agreements set forth in this Sublease.

          B. The Premises will be occupied and used by Sublessee only for executive and administrative offices for the business of Sublessee which is the design and maintenance of software and for no other purpose. Sublessee's offices will include the operation of a central computer site for computers for the receipt, storage and distribution of data.

          C. When the Commencement Date has been determined by Sublessor in accordance with the provisions of Paragraph 2A hereof, Sublessor and Sublessee
                                  ------------
shall, upon the request of either of them, execute a statement prepared by Sublessor setting forth such date in substantially the form of Exhibit B
                                                               ---------
attached hereto. Any failure of Sublessee to execute such statement shall not affect Sublessor's determination of the Commencement Date.

FIXED RENT; ADDITIONAL RENT.
---------------------------

     3.   A.  (i)  Sublessee shall pay to Sublessor fixed rent ("Fixed Rent")
                                                                 ----------
for the period commencing on the Commencement Date through the Expiration Date at the rate of $329,775.00 per annum, payable in equal monthly installments of
                           --- -----
$27,418.25 each on the first day of each and every month during such period.

     The first monthly installment of Fixed Rent shall be paid by Sublessee to Sublessor upon the execution of this Sublease by Sublessee and shall be applied to the fourth month of the Term, notwithstanding any provisions of this Sublease (including the provisions with respect to the Initial Credit, as hereinafter defined) to the contrary.

              (ii) Provided that Sublessee shall not then be in material default of any of its obligations under this Sublease, Sublessee shall be entitled to a credit (the "Initial Credit") against the monthly installments of Fixed Rent
             ---------------
payable during the first, second, third, tenth, eleventh and twelfth months of the

Term, to be applied in equal monthly installments of $27,481.25 each against the monthly installments of Fixed Rent coming due for such months under this Sublease, up to a maximum aggregate amount of $164,887.50; provided, that Sublessee shall be responsible for Additional Rent, if any, as set forth in Paragraph 3B of this Sublease and for electricity charges with respect to the
------------
Premises as set forth in Paragraph 13 of this Sublease commencing on and at all
                         ------------
times after the Commencement Date, without giving effect to the Initial Credit set forth in this sub-clause.

          B.  Sublessee shall pay to Sublessor additional rent ("Additional
                                                                 ----------
Rent"), as follows, which Additional Rent shall be payable to Sublessor on or
----
before the date which is thirty (30) days prior to the date such Additional Rent is payable to Landlord by Sublessor;

              (i) Sublessee's Tax Proportionate Share of the amount by which Taxes payable for the applicable Tax Year exceed the Base Tax Factor;

     provided, however, that for purposes of this calculation, the "Base Tax
     --------  -------
     Factor", as used in the Main Lease, shall mean the Taxes payable with respect to the Tax Year commencing on July 1, 1995, and ending on June 30, 1996;

              (ii) Sublessee's Operating Proportionate Share of the amount by which Operating Expenses for the applicable Escalation Year exceed the Base Operating Factor; provided, however, that for purposes of this calculation,
                       --------  -------
     the "Base Operating Factor", as used in the Main Lease, shall mean Operating Expenses for the twelve (12) month period commencing with the Commencement Date and ending one (1) day prior to the first anniversary of the Commencement Date;

              (iii) any and all other cost, expenses, charges, payments or adjustments payable by Sublessor under the Main Lease with respect to the Premises; and

              (iv) all other sums of money as shall become due and payable to or for the benefit of Sublessor pursuant to the provisions of this Sublease.

          C.  For purposes hereof, (i) "Sublessee's Tax Proportionate Share"
                                        -----------------------------------
shall mean 3.94% and (ii) "Sublessee's Operating Proportionate Share" shall mean
                           -----------------------------------------
3.97%.

          D.   "Rent" shall mean Fixed Rent and Additional Rent payable
                ----
hereunder collectively. Sublessor shall have the same remedies for a default in payment of Additional Rent as for a default in payment of Fixed Rent.

          E. If the Commencement Date shall take place on a day other than the first day of a calendar month, the Fixed Rent and Additional Rent for such month shall be apportioned to (and shall include) such date, and such apportioned Rent from the period from the Commencement Date to the end of such calendar month shall be payable simultaneously with the payment of the monthly installment of Fixed Rent payable on the first day of the fourth month of the Sublease.

          F. In the event that any sums payable by Sublessor under the Main Lease with respect to the Premises are subject to adjustment by Landlord at the end of a year or other period, then either (i) Sublessee shall pay to Sublessor within then (10) days after billing therefore, Sublessee's allocable portion of any deficiencies payable to Landlord by reason of such adjustment, which obligation of Sublessee shall survive the termination of this Sublease, or (ii) Sublessor shall credit against the next payments of Additional Rent coming due hereunder Sublessee's allocable portion of any refund or credit received by Sublessor from Landlord by reason of such adjustment, except that if no further payments of Additional Rent shall be due hereunder, then Sublessor shall refund such amount to Sublessee promptly upon receipt of the same from Landlord. Sublessor shall, promptly upon request by Sublessee, furnish copies of bills and statement received by Sublessor from Landlord with respect to the Premises.

          G. Fixed Rent and, except as otherwise specifically provided in this Sublease, Additional Rent shall be paid by Sublessee to Sublessor, without notice or demand therefor, in lawful money of the United States of America, by check drawn on a member of the New York Clearinghouse Association, at the address of Sublessor set forth herein or at such other address as may be designated by Sublessor from time to time. There shall be no abatement of, deduction from, or counterclaim or setoff against Fixed Rent or Additional Rent, except that Sublessee shall be entitled to an abatement of rent if and so long as Sublessor shall receive an abatement of rent reserved under the Main Lease pursuant to Article 15 and Article 16 of the Main Lease with respect to the Premises. If any amount payable by Sublessee or repayable to Sublessee as provided for herein shall be determined after the termination of this Sublease, such amount shall nevertheless be payable by Sublessee or repayable to Sublessee, as the case may be, in the same manner as if this Sublease had not terminated.

          H. If Sublessee fails to make any payment or shall default in the performance of any term, covenant, condition or provision of this Sublease which involves an expenditure of money by Sublessee, Sublessor, at Sublessor's sole option, upon notice to Sublessee, may make such payment or expend such sums as may be necessary to perform and fulfill such term, covenant, condition or provision. In such event, Additional Rent shall include, also, on written demand, the entire amount of Sublessor's expenditure or payment and any and all costs of any kind (including, without limitation, legal fees) as may be necessary to perform and fulfill such term, covenant, condition or provision, together with interest on the amount thereof from the time such moneys are expended until paid at an annual rate equal to two (2%) percent per annum above the prime interest rate on unsecured loans charged by Chemical Bank at its main office in New York, New York on short-term unsecured loans in effect from time to time during any period for which computation of interest is made hereunder ("Prime Rate").
  ----------

CONDITION OF THE PREMISES.
-------------------------

     4. Sublessee has inspected the Premises, knows the condition thereof and agrees to accept the same "AS IS" on the Commencement Date in the condition in which it exists as of the Commencement Date. Sublessee acknowledges that Sublessor has made no representations or warranties whatsoever with respect to the Premises, and Sublessee agrees that Sublessor has no obligation to alter or repair the Premises or to prepare the same in any way for Sublessee's occupancy or use. During the term of the Sublease, Sublessee shall have the use of the office furniture located on the fifth floor as of the date of this Sublease a description of which furniture is attached hereto as Exhibit C. Notwithstanding
                                                     ---------
anything to the contrary contained herein, Sublessor shall be responsible for any latent defects and any asbestos existing in the Premises prior to the Commencement Date.

INCORPORATED ARTICLES OF THE MAIN LEASE.
---------------------------------------

     5.   A.   The parties agree that except as otherwise provided either in this Paragraph 5 or elsewhere in this Sublease, and to the extent not
     -----------
inconsistent with either the agreements and understandings expressed or implied in this Sublease or applicable solely to the original parties to the Main Lease, this Sublease shall specifically incorporate all of the terms, covenants, conditions and provisions of the Main Lease with the exception of the Excluded Articles (as hereinafter defined) (the incorporated terms, covenants, conditions and provisions hereinafter collectively referred to as the "Incorporated
                                                            ------------
Articles") and Sublessor shall have all the rights, but none of the obligations,
--------
of Landlord under the Incorporated Articles. Sublessee shall be entitled, during the Term, (i) to receive all services, utilities, repairs and facilities to be provided by Landlord under the Main Lease, subject to the provisions of the Main Lease relating to the furnishing of the such services, utilities, repairs and facilities, and (ii) to have all rights and benefits afforded to Sublessor by the Main

Lease, except as set forth above and as otherwise provided in this Sublease.

          B.   Subject to the provisions of Paragraph 6, Sublessee shall have
                                            -----------
all rights and obligations of a tenant under the Incorporated Articles; provided, however, that specific inclusion of any article of the Main Lease
--------  -------
shall not require Sublessee to make double payments of any charges or escalations thereunder. Any reference to "demised premises" or "premises" in
                                           ----------------      --------
the Incorporated Articles shall be deemed a reference to the Premises herein. With respect to the Incorporated Articles, any reference to "Tenant", shall be
                                                             ------
deemed to refer to "Sublessee" and any reference to "Landlord" shall be deemed
                    ---------                        --------
to refer to "Sublessor".  If there shall be any inconsistency between the
             ---------
Incorporated Articles and the express provisions of this Sublease, such provisions of this Sublease shall govern. Notwithstanding the foregoing, any reference to the Main Lease without reference to the Incorporated Articles or to any specific provisions of the Main Lease shall mean all terms covenants, conditions and provisions of the Main Lease.

          C.   "Excluded Articles" shall be deemed to mean the following
                -----------------
articles and sections of the Main Lease: Articles and Sections 1.02, 2, 3, 4, 5.01, 5.03, 7.02A (1st parenthetical clause) 7.02A (3rd sentence), 7.02C, 7.02H (1st sentence), 7.03A (1st parenthetical clause), 7.03F (1st sentence), 10.01,
12.01 (last clause) 15.02A, 16.01B, 17.04, 19.02, 22 (but not excluding 22.08),
23.01B, 25.02, 28, 31.02, 31.03, 32.04, 35, 37, 38, 42 and 44, Exhibits B, C and
I: and Sections 3, 4, 5, 6, 7.02, and Exhibits A, B and C (as incorporated into Exhibit B of the March 29, 1985 Lease, which is also an Excluded Article) of the First Modification Agreement.

          D. For purposes of this Sublease, the following Exhibits and Schedule to this Sublease shall be deemed to supersede and replace the comparable Exhibits to the Main Lease, and shall govern the rights and obligations of Sublessor and Sublessee with respect to all matters contained herein:

           (i) Exhibit D to this Sublease, with respect to cleaning services,
               ---------
               shall replace Exhibit D to the Main Lease;
                             ---------

          (ii) Exhibit E to this Sublease, with respect to certain rules and
               ---------
               regulations, shall replace Exhibit E to the Main Lease; and
                                          ---------

         (iii) Exhibit F to this Sublease shall replace Exhibits F and G to
               ---------                                ----------------
               the Main Lease.

               E.   Notwithstanding anything to the contrary contained herewith,
Section 7.03(E) of the Incorporated Articles shall be amended to provide that Sublessor shall submit a Sublessor's Statement within six (6) months after any such termination.

MATTERS AFFECTING LANDLORD.
--------------------------

          6.   A.   Sublessor shall have no responsibility or liability of any kind whatsoever for any default of or by Landlord under the Main Lease or for the furnishing to Sublessee or the Premises of any services of any kind whatsoever which Landlord is required to furnish to Sublessor or to the Premises under the Main Lease. In furtherance (and without limitation) of the foregoing, Sublessee agrees that Sublessor shall have no obligation to furnish heat, air conditioning, electricity, cleaning service, and/or any other building services of any kind whatsoever, and that Sublessor shall not be obligated to make any repairs or restorations of any kind whatsoever in the Premises.

               B. Sublessee agrees to look solely to Landlord for any services, repairs and/or work of any kind whatsoever to be furnished to the Premises; however, Sublessor agrees that Sublessor will use reasonable efforts to cause Landlord to perform Landlord's obligations under the Main Lease with respect to the Premises, to forward to Landlord any approvals or consents requested by Sublessee, and to enforce Sublessor's rights against Landlord under the Main Lease. If Landlord shall default in any of its obligations to Sublessor with respect to the Premises, Sublessee shall be entitled to participate with Sublessor in the enforcement of Sublessor's rights against Landlord (and in any recovery or relief obtained), but Sublessor shall have no obligation to bring any action or proceeding or to take any steps to enforce Sublessor's rights against Landlord. Any action or proceeding so instituted by Sublessor shall be at the sole expense of Sublessee. If, after written request from Sublessee, Sublessor shall fail or refuse to take appropriate action for the enforcement of Sublessor's rights against Landlord, Sublessee shall have the right, at Sublessee's sole cost and expense, to take such action in its own name and, for that purpose and only to such extent, all of the rights of Sublessor to enforce the obligations of Landlord under the Main Lease are hereby conferred upon and are conditionally assigned to Sublessee and Sublessee hereby is subrogated to such rights (including, without limitation, the benefit of any recovery or relief); provided, however, if any such action or proceeding against Landlord in Sublessee's name is barred by reason of lack of privity, non-assignability or otherwise, then, at Sublessor's option, (i) Sublessee may take such action or proceeding in Sublessor's name, or (ii) Sublessor shall, at Sublessee's sole cost and expense, join Sublessee in such action or proceeding, and Sublessor agrees, in either case, to execute all documents reasonably requested by Sublessee as necessary to allow such action or proceeding to proceed, provided further, however that (x) Sublessee shall only have such rights if Sublessee shall not be in default beyond applicable notice and grace periods, under this Sublease and (y) Sublessor shall have the right to require Sublessee to discontinue such action if in the reasonable opinion of Sublessor such action may cause a cancellation, forfeiture or termination of the Main Lease or Sublessor's estate and rights thereunder with respect to the Premises. Sublessee shall indemnify and hold Sublessor harmless from and against any and all losses, costs, liability, claims, damages, expenses (including, without limitation, attorneys' fees), penalties and fines to which Sublessor may be exposed and which Sublessor may incur in connection with or arising out of the taking of any such action by Sublessee. Sublessor covenants and agrees that Sublessor shall observe and perform each and every term, covenant and condition to be observed or performed by Sublessor as tenant under the Main Lease, except such obligations which are, by the terms hereof, to be performed by Sublessee. Sublessor shall not do any act or thing which would constitute a default under the Main Lease.

               C. Sublessor shall promptly forward to Sublessee copies of all statements, notices, demands, and other communications received from Landlord relating to the Premises, the Sublease or Sublessee.


SUBORDINATION.
-------------

          7. This Sublease and all rights of Sublessee hereunder are and shall be subject and subordinate to the Main Lease and to all mortgages, ground leases, leasehold mortgages, encumbrances, covenants, restrictions and other rights, if any, to which the Main Lease and the Sublessor's interest therein are subject and subordinate and Sublessor may exercise all of the rights, privileges, claims, powers and remedies with respect to the Premises reserved to the Landlord under the Main Lease, to the same extent as if fully set forth herein at length, including, without limitation, the right (a) arising out of any default in the payment of money or otherwise, (b) to give or receive any consent, notice, or willful approval and (c) to exercise any election or option (including, without limitation, election of remedies). The Sublessee is also subject to any amendments to the Main Lease or supplemental agreements hereafter made between Landlord and Sublessor, provided that any such amendments and/or supplemental agreements do not adversely affect Sublessee or its use of the Premises or increase Sublessee's or decrease Sublessors obligations hereunder. Sublessor shall provide Sublessee with copies of any such amendments or supplemental agreements (with any proprietary information appropriately redacted) promptly after Sublessor receives final executed copies of the same.

INDEMNIFICATION.
---------------

          8.   A.   Sublessee agrees not to do or permit to be done any act or thing or neglect to take any action which act or thing or neglect will constitute or cause a breach or violation of any of the terms, covenants, conditions or provisions of the Main Lease or which will make Sublessor liable for any damages, claims, fines, costs or penalties under the Main Lease. Sublessee agrees to indemnify Sublessor and hold Sublessor harmless from and against all loss, liability, obligation, damage, penalty, cost, charge and expense of any kind whatsoever (including, but not limited to, attorneys' fees), whensoever asserted or occurring, with Sublessor may incur or pay out, or which may be asserted against Sublessor (a) by reason of any failure of or by Sublessee to perform or comply with any and all of the terms, covenants, conditions and provisions of this Sublease, (b) by reason of any breach or violation by (or caused by) Sublessee of the terms, covenants, conditions and provisions of the Main Lease, (c) by reason of any work or thing of whatsoever kind done in, or about the Premises or the Building by Sublessee's employees, contractors, agents, licensees or invitees (including, but not limited to, construction alternations, repairs or similar acts of any kind whatsoever, and whether or not authorized by this Sublease), (d) by reason of any negligence or willful act or omission of Sublessee or Sublessee's employees, contractors, agents, licensees or invitees or (e) by reason of any injuries to persons or property occurring in, on or about the Premises or the Building caused by the negligence or willful act of omission of Sublessee; provided, however, that this
                                                    --------  -------
subsection (e) shall not apply to injuries to persons or property caused by the acts, omissions or negligence of Sublessor or Sublessor's employees, contractors, agents or licensees. If any action proceeding shall be brought against Sublessor or Landlord by reason of any such claim, Sublessee, upon not less than five (5) days' notice from Sublessor which notice shall contain a copy of any documents received by Sublessor with respect to such action or proceeding, agrees to resist or defend such action or proceeding and to employ counsel therefor reasonably satisfactory to Sublessor; it being understood that counsel for Sublessee's insurance company shall be deemed to be satisfactory to Sublessor. Sublessee shall pay to Sublessor on demand all sums which may be owing to Sublessor by reason of the provisions of the provisions of this Paragraph 8A. Sublessee's obligations under this Paragraph 8A shall survive the
------------                                      ------------
termination of this Sublease.

               B. Sublessor agrees not to do or permit to be done any act or thing or neglect to take any action which act or thing or neglect will constitute or cause a breach or violation of any of the terms, covenants, conditions or provisions of the Main Lease as the same applies to the Premises. Sublessor agrees to indemnify and hold Sublessee harmless from and against all loss, liability, obligation, damage, penalty, cost, charge and expense of any kind whatsoever (including, but not limited to, attorneys' fees, whensoever asserted or occurring, which Sublessee may incur or pay out, or which may be asserted against Sublessee (a) by reason of any failure of or by Sublessor to perform or comply with any and all of the terms, covenants, conditions, and provisions of this Sublease, (b) by reason of any covenants, conditions and provisions of the Main Lease as the same applies to the Premises,
(c) by reason of any work or thing of whatsoever nature and done in, on or about the Premises or the Building by Sublessor's employees, contractors, agents, licensees or invitees (including, but not limited to, construction alterations, repair or similar acts of any kind whatsoever, and negligence or willful act or omission of Sublessor or Sublessor's employees, contractors, agents, licensees or invitees or (e) by reason of any injuries to persons or property occurring in, on or about the portions of the Building (other than the Premises) leased by Sublessor pursuant to the Main Lease; provided, however, that sub-clause (e)
                                      --------  -------
shall not apply to injuries to persons or property caused by the acts, omissions or negligence of Sublessee or Sublessee's employees, contractors, agents or licensees. If any action or proceeding shall be brought against Sublessee by reasons of any such claim, Sublessor, upon notice from Sublessee, agrees to resist or defend such action or proceeding and to employ counsel therefor reasonably satisfactory to Sublessee; it being understood that counsel for Sublessor's insurance company shall be deemed to be satisfactory to Sublessee. Sublessor shall pay to Sublessee on demand all sums which may be owing to Sublessee by reason of the provisions of this Paragraph 8B. Sublessor's
                                              ------------
obligations under this Paragraph 8B shall survive the termination of this
                       ------------
Sublease and the Main Lease.

ALTERATIONS.
-----------

          9. A. All alterations, decorations, installations, additions, fixtures, equipment, improvements and appurtenances attached to, or built into, the Premises made by either Sublessor or Sublessee and affixed to the realty so that removal thereof may cause material damage shall be and remain part of the Premises and be deemed the property of Landlord and shall not be removed by Sublessee. All business machines, fixtures, furniture, furnishings and other articles of personal property owned by Sublessee, located in the Premises and not so affixed to the realty (all of which are, collectively, hereinafter referred to as "Sublessee's Property") shall be and remain the property of
                --------------------
Sublessee, and may be removed by it at any time during the Term, provided that Sublessee repairs any damage caused by removal of

Sublessee's Property. Any of Sublessee's Property which shall remain in the Premises following the termination on of this Sublease and the removal of Sublessee from the Premises may, at the option of Sublessor, be deemed to have been abandoned and either may be retained by Sublessor as its property or be removed and disposed of, without accountability and at Sublessee's expense, in such manner as Sublessor may see fit, with any damage to the Premises or the Building caused by such removal to be repaired at Sublessee's expense.

               B. Sublessee shall make no alterations, decorations, installations, additions or improvements (collectively, "Alterations") in the
                                                         -----------
Subleased Premises without the prior written consent of Sublessor, which consent Sublessor shall not unreasonably withhold or delay provided Sublessee complies with all applicable provisions of the Main Lease. Sublessor and Sublessee agree that Sublessor has consented to the design concept for the Alterations set forth on Exhibit G-2 annexed hereto, subject to review and approval by Sublessor and
   -----------
Landlord of Sublessee's final plans and specifications to such Alterations and any other information reasonably required by Sublessor or Landlord in accordance with the Main Lease with respect to such Alterations, and subject to the further provisions of this Paragraph 9B. With respect to each consent of Sublessor and
                   ------------
Landlord to any Alterations, Sublessor and Landlord shall indicate which Alterations, if any, Sublessor shall require Sublessee to remove from the Premises pursuant to Paragraph 9A upon the termination of this Sublease.
                     ------------
Notwithstanding anything to the contrary contained herein, Sublessor shall not require the restoration or removal of any alteration, decoration, installation, or addition performed by Sublessee in the Premises unless Landlord shall require such restoration pursuant to the provisions of the Main Lease.

INSURANCE.
---------

          10. Sublessee shall obtain and maintain in full force and effect during the Term, at its own cost and expense, to protect Sublessor, Landlord, any superior lessor, any superior mortgagee, Sublessee and any of their respective agents, as additional insureds, a policy of comprehensive commercial general public liability insurance with respect to the Premises and other insurance pursuant to Article 8 of the Main Lease for Sublessor's property and Sublessee's Property in each instance in accordance with the terms of and in the amounts specified in Article 8 of the Main Lease.

DAMAGE AND DESTRUCTION.
----------------------

          11.  A.   Nothing contained in this Sublease shall relieve Sublessee from liability that may exist as a result of damage from fire or other casualty, but each party shall look first to its own insurance before making any claim against the other Party for recovery for loss or damage resulting from fire or other casualty. To the extent that such insurance is in force and collectible and to the extent permitted by law, Sublessor and Sublessee each hereby releases and waives all right of recovery against the other or anyone claiming through or under the other by way of subrogation or otherwise with respect to damage by fire or other casualty. The foregoing release and waiver shall be in force only if the insurance policies of Sublessor and Sublessee provide that such release or waiver does not invalidate the insurance. Each party agrees to use its best efforts to include in its applicable insurance policies such a provision. If the inclusion of said provision would involve an additional expense, either party, at its expense, may require such provision to be inserted in the other's policy.

               B. In the event that (A) (i) (a) thirty (30%) percent or more of the rentable area of the Premises shall be damaged by fire or other casualty, or (ii) the Premises are damaged to less than the extent of 30% of the rentable area of the Premises but repairs to the Premises necessary to render the Premises in substantially the same condition as prior to such damage (the "Pre-
                                                                           ---
existing Condition") cannot, in the reasonable opinion of Landlord's Architect,
------------------
be made within 120 days from the date of  such damage, or (iii) either (i) or
(ii) occur during the last year of the Term, or (B) (x) the Premises shall be damaged by fire or other casualty such that Sublessee's access is prevented for a period of not less than thirty (30) days or (y) the area so damaged contains Sublessee's central computer site such that the central computer is rendered totally unusable, then, Sublessee may, by notice given to Sublessor within thirty (30) days after it receives notice of the opinion of Landlord's Architect, terminate this Sublease, which termination shall be effective thirty
(30) days after the giving of such notice. If Landlord's Architect states that the Premises can be restored to their Pre-Existing Condition, but Landlord fails to complete such restoration within such 120 day period, then Sublessee may, within thirty (30) days after the expiration of such 120 day period, serve notice to Sublessor of Sublessee's intention to terminate this Sublease, or the date which is thirty (30) days after the date of such notice and unless Landlord shall have complete the restoration of the Premises to its Pre-Existing Condition within such thirty (30) day period, this Sublease shall automatically terminate at the end of such thirty (30) day period.

TIME LIMITS FOR NOTICES, ETC.
-----------------------------

          12. Whenever in the Main Lease a time is specified for the giving of any notice or the making of any demand by the Tenant thereunder, such time is hereby changed (for the purpose of this Sublease only) by adding five (5) days thereto; and whenever in the Main Lease a time is specified for the giving of any notice or the making of any demand by the Landlord thereunder, such time is hereby changed (for the purpose of this Sublease only) by subtracting five (5) days therefrom, if such notice, request or demand given or made by Landlord relates to the payment (or default in the payment) of Fixed Rent or Additional Rent under the Main Lease, and by fifteen
(15) days if such notice, request or demand of Landlord relates to any subject other than the payment of fixed rent or additional rent under the Main Lease. Whenever in the Main Lease a time is specified within which the Tenant thereunder must give notice or make a demand following an event, or within which the Tenant must respond to any notice, request or demand previously given or made by the Landlord thereunder, or to comply with any obligation on the Tenant's part thereunder, such time is hereby changed (for the purpose of this Sublease only) by subtracting five (5) days therefrom, if the same shall relate to the payment of Fixed Rent or Additional Rent under the Main Lease or under this Sublease, and fifteen (15) days if the same shall relate to any other obligation under the Main Lease or under this Sublease. Wherever in the Main Lease a time is specified within which the Landlord thereunder must give notice or make a demand following an event, or within which the Landlord must respond to any notice, request or demand previously given or made by the Tenant thereunder, such time is hereby changed (for the purpose of this Sublease only) by adding five (5) days thereto. It is the purpose and intent of the foregoing provisions, among other things, to provide the Sublessor with time within which to transmit to the Landlord any notices or demand received from the Sublessee and to transmit to the Sublessee any notices or demands received from the Landlord. Sublessor shall use reasonable efforts to transmit such notices as promptly as possible, but in no event later than the time periods set forth in this Paragraph 12.
     ------------

ELECTRICITY.
-----------

          13.  A.   Electrical energy shall be furnished to the Premises through presently installed electrical facilities for Sublessee's reasonable use of normal office equipment, including computer equipment, printers, copiers and related equipment, and for such lighting and electrical appliances and other machines and equipment as Sublessor may reasonably permit to be installed in the Premises. Subject to the provisions with respect to submetering set forth in Paragraph 13B, there shall be no specific charge by way of measuring such
-------------
electrical energy on any meter or otherwise as the cost of furnishing of such electrical energy (the "Base Charge", which Base Charge is initially $43,970.00
                        -----------
per annum), which Base Charge shall be Additional Rent under this Sublease and
--- -----
payable in equal monthly installments of

$3,664.17 on the first day of each and every month during the Term, subject to the further provisions of this Paragraph 13. If either the quantity or
                               ------------
character of electrical services is changed by the public utility corporation supplying electrical services to the Building, or is no longer available or suitable for Sublessee's requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Sublessee to an abatement or diminution of Rent, or relieve Sublessee from any of its obligations under this Sublease or impose any liability upon Sublessor or Sublessor's agents, provided, however, if electrical
                                                --------  -------
services are no longer available, the Base Charge shall no longer be payable to Sublessor and Sublessee, at its sole cost and expense, shall make the necessary provisions to receive electrical service (subject to the applicable provisions of the Main Lease).

               B.   Sublessor, shall cause a submeter (the "Submeter") to be
                                                            --------
installed at Sublessor's expense to measure Sublessee's consumption of electrical energy in the Premises promptly following the Commencement Date and in any event within sixty (60) days of the Commencement Date, subject to the provisions of this Paragraph 13(B) hereinafter set forth, and Sublessee shall
                   ---------------
pay, as Additional Rent, on demand for its consumption of electrical energy at the then applicable rate, if any, for submetered electrical energy, or, if not such rate is promulgated, then at the same rate and frequency that Sublessor would be obligated to pay together with 2% of each such periodic payment to defray Sublessor's administrative costs, and in such event, Sublessee's liability for the Base Charge attributable to electrical energy as provided in Paragraph 13A hereof, as the same may be increased or decreased pursuant to this
-------------
Paragraph 13, shall terminate as of commencement of the operation of such
------------
Submeter; provided that, (i) such submetering is permitted by applicable law in
          -------------
the premises demised under the Main Lease pursuant to an action of the Public Service Committee of the State of New York or otherwise and (ii) Landlord shall have consented in writing to such submetering. Such Submeter shall be installed by Sublessor or Sublessor's contractor. Once the Submeter is installed, it shall be maintained at the sole cost and expense of Sublessee. In no event, however, shall the amount payable by Sublessee per kilowatt and/or kilowatt hour be less than Sublessor's cost per kilowatt and/or kilowatt hour (utilizing the then current Electric Rate (as hereinafter defined)) of electrical energy for the entire premises demised under the Main Lease. For the purposes of this Paragraph 13B, the rate to be paid by Sublessee in the event of submetering
-------------
shall include all of the components of the Electric Rate. In the event that any tax shall be imposed upon Sublessor's receipts from the sale or resale of electrical energy to Sublessee, such tax shall be passed on to, included in the bill of, and paid by Sublessee if and to the fullest extent permitted by law.

               C.   "Electric Rate" shall be deemed to mean the rate at which
                     -------------
Sublessor purchases electrical energy from the public utility supplying electrical service to the Building, including any surcharges or charges incurred (except for interest or late fees) or taxes payable by Landlord in connection therewith and increased or decreased by reason of a fuel adjustment or any substitutions for such electrical rate or additions thereto.

DEFAULT OF SUBLESSEE.
--------------------

          14. In the event that Sublessee shall default in the performance of any of the terms, covenants and conditions on its part to be performed under this Sublease, or in the event that Sublessee shall default in the performance of any of the terms, covenants and conditions on the tenant's part to be performed under the Main Lease and the same are not cured at least five (5) days prior to the expiration of the time for the curing thereof under the Main Lease, then Sublessor shall have the same rights and remedies with respect to such default as are given to Landlord under the Main Lease with respect to defaults by the tenant under the Main Lease, all with the same force and effect as though the provisions of the Main Lease with respect to defaults and the rights and remedies of Landlord thereunder in the event thereof were set forth at length herein. Sublessor agrees promptly to give notice to Sublessee of any notices of default relating to the Premises which may be received by Sublessor from Landlord, but failure of Sublessor to give such notice to Sublessee shall not diminish Sublessee's obligations hereunder. If Sublessee shall default in the performance of any of Sublessee's obligations under this Sublease or under the provisions of the Main Lease, Sublessor, without thereby waiving such default, may, at Sublessor's option, perform the same for the account and at the expense of Sublessee.

FAILURE TO DELIVER POSSESSION.
-----------------------------

          15.A. If Sublessor shall be unable to give possession of the Premises on the Commencement Date, Sublessor shall not be subject to any liability for failure to give possession on such date and the validity of this Sublease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the Term, provided, however the Commencement Date shall be extended by the number of days beyond the Commencement Date that Sublessor is unable to give possession of the Premises to Sublessee and the Initial Credit shall not be applied until the Commencement Date.

          B. Notwithstanding anything to the contrary contained herein, if Sublessor fails to deliver possession of the Premises by September 30, 1995, Sublessee may, by giving written notice to Sublessor within ten (10) days thereafter, elect to terminate this Sublease, in which event this Sublease shall be deemed terminated on the fifth day following the delivery of such notice ("Termination Date"), provided that Sublessor has not prior to the Termination
------------------
Date delivered possession to Sublessee, and in the event of such termination neither party shall have any further obligations to the other except Sublessor shall refund to Sublessee any advance rentals paid hereunder.

NOTICES.
-------

          16. All notices, requests, demands, elections, consents, approvals and other communications hereunder ("Notices") must be in writing and addressed as follows (or to any other address which such party may designate by Notice)

          If to Sublessor:     (1)  International Business Machines
                                    Corporation
                                    150 Kettletown Road
                                    Mail Drop 323
                                    Southbury, Connecticut 06488

                                    Attention:  Manager, Real Estate Operations

                               (2)  International Business Machines
                                    Corporation
                                    Old Orchard Road
                                    Armonk, New York 10504

                                    Attention:   Corporate Counsel,
                                                 Real Estate
                                                 Corporate Services

          If to Sublessee:     At the address first above written,

                                    Attention:   Isaak Karaev,
                                                 President & CEO

     Any Notice required by this Sublease to be given or made within a specified period of time, or on or before a date certain, shall be deemed duly given or made only if sent by hand, evidenced by written receipt or by certified mail, return receipt requested, and postage and registry fees prepaid. A Notice sent by certified mail (as above) shall be deemed given on the date of mailing. All other Notices shall be deemed given when received.

OVERTIME HVAC.
-------------

     17. In the event that Sublessee shall require overtime heating, ventilating or air conditioning, or any other service for which Landlord may impose a separate charge, Sublessee shall notify Landlord directly in accordance with the provisions of the Main Lease, and Sublessee shall reimburse Sublessor for the full amount of the charges made by Landlord for providing such services, such reimbursement to be paid on demand.

WAIVER OF REDEMPTION AND OF JURY TRIAL.
--------------------------------------

     18. To the extent permitted by law, Sublessee hereby waives service of notice of intention to re-enter. Sublessee (for itself and for persons claiming through or under Sublessee) hereby expressly waives any and all rights, under any present or future law, to redeem the Premises or to a new trial, after reentry by Sublessor or after issuance or entry of any warrant to dispossess in any summary proceeding or otherwise to enforce the provisions hereof. If Sublessor acquires possession of the Premises by summary proceeding or in any other lawful manner, with or without judicial proceeding, Sublessor shall be deemed to have re-entered within the meaning of this Paragraph 18. To the full
                                                     ------------
extent now or hereafter permitted by law, Sublessee and Sublessor waive trial by jury in any action or proceeding brought by either against the other with respect to the Premises or to any matter pertaining to this Sublease.

SURRENDER OF PREMISES.
---------------------

     19. On the termination of this Sublease, Sublessee shall quit and surrender the Premises and the office furniture set forth on Exhibit C to Sublessor broom-clean and in the condition, subject to this Sublease that the same existed on the Commencement Date, except for ordinary wear and tear, damage by fire or other casualty, and any other damage which Sublessee shall not be obligated to repair pursuant to the terms hereof, and in accordance with the applicable provisions of the Main Lease. If the Subleased Premises are not surrendered upon the termination of this Sublease, Sublessee hereby indemnifies Sublessor from and against all loss, cost, liability, claim, damage and expense (including, without limitation, reasonable attorneys' fees) resulting from delay by Sublessee in so surrendering the Premises and Sublessee, at the option of Sublessor, shall be deemed to be occupying the Premises as a tenant from month to month, at a monthly rental equal to three times the Rent payable during the last month of the Term and subject to all of the other terms of this Sublease insofar as the same are applicable to a month-to-month tenancy. Sublessee's obligations under this Paragraph 19 shall survive the termination of this
                       ------------
Sublease. Notwithstanding anything to the contrary contained herein, in the event that Landlord waives the payment by Sublessor of the amounts set forth in Section 21.04 with respect to a holdover, then Sublessor shall waive the requirements of this Paragraph 19 for a period not to exceed sixty (60) days from the Expiration Date of this Sublease.

QUIET ENJOYMENT.
---------------

     20. As long as Sublessee shall pay the Rent and shall duly perform all the terms, covenants and conditions of this Sublease on its part to be performed, Sublessee shall, subject to the terms hereof and of the Main Lease, quietly hold and enjoy the Premises during the Term without hindrance, ejection, molestation or interruption. Notwithstanding the foregoing, if the Main Lease terminates or is terminated for any reason whatsoever prior to the date on which this Sublease is scheduled to expire, this Sublease shall thereupon terminate. Sublessor shall not be liable to Sublessee by reason of any such termination and thereafter shall have no further obligations to Sublessee hereunder, except as specifically set forth herein.

ASSIGNMENT AND SUBLETTING.
-------------------------

     21.  A.   Neither this Sublease nor the term and estate hereby granted shall be assigned, mortgaged, pledged, encumbered or otherwise transferred by Sublessee, by operation of law or otherwise, and neither the Premises, nor any part thereof, nor any of the Sublessee's Property shall be encumbered or sublet or used or occupied or permitted to be used or occupied, or utilized for desk space or for mailing privileges by anyone other than Sublessee, except as set forth in Paragraph 21C hereof.
         --------------

          B.   For purposes of this Paragraph 21, (a) the issuance of interests
                                    ------------
in any entity, or the transfer of interests in any entity (whether stock, partnership interest or otherwise) to any person or group of related persons, whether in a single transaction or a series of related or unrelated transactions, in such quantities that after such issuance or transfer, as the case may be, such transferee shall have control (as hereinafter defined) of such entity, if such issuance shall have been made for the principal purpose of transferring this subleasehold estate, shall be deemed an assignment, except that the transfer of the outstanding capital stock of any corporate Sublessee by persons or parties (other than persons or parties owning 5% or more of the voting stock of such corporation) through the "over-the-counter" market or any recognized national securities exchange, shall not be included in the calculation of such transfer of control, (b) a "take-over agreement" pursuant to which one or more persons shall agree to assume the obligations of Sublessee hereunder in consideration of Sublessee leasing space in another building shall be deemed an assignment of this

Sublease, and (c) a modification or amendment of a sublease which decreases the rent, extends the term or increases or decreases the subleased space shall be deemed a sublease. For the purposes of the preceding sentence, stock ownership shall be determined in accordance with the principles set forth in Section 544 of the Internal Revenue Code of 1986, as the same existed on January 1, 1987. For the purposes hereof, "control" shall mean with respect to any corporation, partnership or other business entity, the possession of the power directly or indirectly to direct or cause the direction of management and policy of such corporation, partnership or other business entity, whether through the ownership of voting securities, by contract, common directors or officers, the contractual right to manage the business affairs of any such corporation, partnership or business entity, or otherwise. Any person or legal representative of Sublessee, to whom Sublessee's interest under this Sublease passes by operation of law or otherwise, shall be bound by the provisions of this Paragraph 21.
                                                    ------------

          C. If at any time, Sublessee desires to sublet all or any portion of the Premises or to assign its interest in this Sublease, Sublessee shall submit to Sublessor the name and address of the proposed sublessee or assignee, its proposed use of the Premises or portion thereof proposed to be subleased, a reasonably detailed description of such proposed sublessee's or assignee's business and any other information about such proposed sublessee or assignee reasonably requested by Sublessor. Sublessor agrees not to unreasonably withhold or delay its consent to any such subletting or assignment by Sublessee, provided that the following conditions shall have been satisfied:

               (a) In the reasonable judgment of Sublessor the nature of the proposed sublessee's or assignee's business and its reputation is in keeping with the character of the Premises, Building and its tenancies;

               (b) The purposes for which the proposed sublessee or assignee intends to use the Premises are uses expressly permitted by and not prohibited by the Main Lease, this Sublease or by any other lease of space in the Building;

               (c) Sublessee shall not have (i) advertised or publicized in any way the availability of all or part of the Premises without Sublessor's consent, which shall not be unreasonably withheld, and no advertisement shall state the name or the address of the Building or the proposed rental or (ii) listed or publicly advertised the Premises or any part thereof for subletting, whether through a broker, agent, representative or otherwise, at a rental rate less than the rent then payable hereunder for such space; however, Sublessee may negotiate and consummate a sublease at a lesser rate of rent insofar as permitted under the provisions of this Sublease and the Main Lease;

               (d) The proposed occupancy shall not impose a material extra burden upon the Building Equipment or Building services;

               (e) The proposed sublease or assignment shall prohibit any assignment or subletting;

               (f) The proposed sublease or assignment shall be expressly subject and subordinate to all of the terms of the Main Lease and this Sublease;

               (g) Sublessee shall not be in default beyond any applicable grace period in the performance of any of its obligations under this Sublease at the time Sublessor's consent to such subletting or assignment is requested or at the commencement of the term of any proposed sublease;

               (h) The proposed sublessee or assignee shall not then be a tenant or occupant of any space in the Building or a corporation related to or affiliated with any other tenant or occupant or a party who is then negotiating with, or within the six (6) months immediately preceding Sublessee's request for Sublessor's consent, has dealt with, Sublessor or Sublessor's agent, or Landlord or Landlord's agent (either directly or through a broker) for the rental of any space in the Building;

               (i) The proposed sublessee or assignee shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity and shall be subject to the service of process in, and the jurisdiction of the courts of, New York State;

               (j) The proposed sublessee or assignee shall not be a person, firm or corporation described in Subparagraph D of this Paragraph 21;
                                      --------------         ------------

               (k) Sublessor shall remain fully and primarily liable for the payment and performance of all of the obligations of Sublessee hereunder; and

               (l) The Landlord under the Main Lease shall have consented in writing to the proposed sublease or assignment and agreed that Sublessor may deliver the consent for such proposed sublease or assignment, notwithstanding any provision of the Main Lease to the contrary.

Within ten (10) days after the commencement of the term of any such subletting, or within ten (10) days after the effective date of any such assignment, notice of such commencement or effective date and a duplicate original of such sublease or assignment shall be delivered by Sublessee to Sublessor.

          D.   Notwithstanding any of the foregoing provisions of this Paragraph
                                                                       ---------
21, in no event shall Sublessee sublet or permit occupancy of all or any part of
--
the Premises or assign its interest under this Sublease to any person, firm or entity which as a major part of its business which Sublessor deems to be in a business which competes with any business of Sublessor and which derives in excess of 50% of its annual gross revenues from such competitive business.

          E. Notwithstanding anything to the contrary contained herein, if Sublessee shall sublet the Premises or any portion thereof for rents, additional charges or other consideration (including, without limitation, sums designated by the subtenant as paid for the purchase or use of Sublessee's Property in the Premises, less the then fair market rental value thereof), which, after deducting from the amount of such rents, charges or other consideration, any brokerage commissions, actual and reasonable costs for labor and materials in preparing the space for subletting, and attorneys' fees and disbursements reasonably incurred by Sublessee for such subletting (the "Deductions"), shall,
                                                           ----------
for any period, exceed the Rents payable for the subleased space under this Sublease for the same period (computed on a per square foot basis in the event of a subletting of less than the whole of the Premises), Sublessee shall pay to Sublessor, as Additional Rent, within ten (10) days after the date or dates on which such rents, charges and other sums have been paid to Sublessee, 50% of any such excess. Notwithstanding anything to the contrary contained in this Paragraph 21E or elsewhere in this Sublease, Sublessee shall have been deemed to
-------------
grant to Sublessor the option, with respect to any portion of the Premises which is the subject of a proposed sublet or assignment pursuant to Paragraph 21D (or
                                                              -------------
any proposed sublet, assignment or occupancy which Sublessee undertakes in violation of the provisions of this Paragraph 21D), an option (the "Recapture
                                    -------------                   ---------
Right") to be exercised within fifteen (15) business days after receipt of all
-----
items to be submitted by Sublessee pursuant to Paragraph 21C (and which
                                               -------------
satisfies the conditions of Paragraph 21C (a) to (l)) or receipt by Sublessor of
                            -------------------------
notice of any such prohibited sublease, assignment or occupancy) to terminate this Sublease on the terms and conditions hereinafter set forth with respect only to the portion of the Premises which is subject to any proposed subletting, assignment or occupancy (the "Recaptured Area"). In the event that Sublessor
                              ---------------
exercises the Recapture Right then, as to the Recaptured Area:

          (a) Sublessee shall vacate and surrender the Recaptured Area on or before the day immediately preceding the proposed commencement date of the proposed assignment, sublease or occupancy and the Sublease shall terminate with respect to such Recaptured Area on such proposed commencement date as if such date were the Expiration Date;

          (b) from and after such date of termination, this Sublease shall be deemed amended to (1) eliminate the Recaptured Area from the Premises, (2) reduce the Fixed Rent payable hereunder by an amount equal to the Fixed Rent payable with respect to the Recaptured Area immediately prior to such termination, (3) reduce the Sublessee's Tax Proportionate Share and Sublessee's Operating Proportionate Share to reflect the elimination of the Recaptured Area from the Premises, and (4) make such other changes as are appropriate to reflect the elimination of the Recaptured Area from the Premises. Sublessor and Sublessee shall execute a written amendment to this Sublease prepared by Sublessor and reasonably satisfactory to Sublessor and Sublessee setting forth the foregoing modifications;

          (c) Sublessor may, and shall have no liability to Sublessee if Sublessor shall, sublease the Recaptured Area (or any part thereof) to Sublessee's prospective subtenant, assignee or occupant for all or any portion of the term of the proposed subletting, assignment or occupancy; and

          (d) Sublessor, at its expense, shall make such alterations as may be required to separate physically the Recaptured Area from the remainder of the Premises and to comply with all Legal Requirements and Insurance Requirements (unless the same would have been the responsibility of the subtenant pursuant to the proposed assignment, sublease or occupancy), and, at Sublessor's expense (unless the same would have been the responsibility of Sublessee pursuant to the proposed assignment, sublease or occupancy agreement), shall repair or restore to tenantable condition any part of the remainder of the Premises which is damaged by such separation. If required by Legal Requirements and Insurance Requirements, Sublessor shall afford Sublessee and its agents, tenants, undertenants, or licensees reasonably appropriate means of ingress to and egress from the Recaptured Area, and, if required by Legal Requirements and Insurance Requirements, Sublessee shall afford Sublessor and its agents, undertenants and licensees reasonably appropriate means of ingress to and egress from the remainder of the Premises; and

          (e) on or prior to the Expiration Date, Sublessee shall restore, or reimburse Sublessor for its restoration cost with respect to, the Recaptured Area to the condition required by this Sublease and/or the Main Lease, including removal of any alterations made in the Recaptured Area by any party to the extent required by this Sublease and/or the Main Lease.

OCCUPANCY TAX.
-------------

     22. Sublessee agrees to file all requisite New York City occupancy tax returns with the Department of Finance of the City of New York on a timely basis and to pay directly to the City of New York all occupancy and commercial rent taxes which may be payable by Sublessee with respect to Rent and shall pay directly to the appropriate taxing authority any and all other taxes the payment of which shall be imposed directly on the occupant of the Premises.

Termination of Main Lease.
-------------------------

     23.  A.   In the event of and upon the termination or cancellation of the
Main Lease pursuant to the terms and provisions thereof, this Sublease shall automatically cease and terminate, subject however to all of the rights of the Landlord pursuant to the Main Lease.

          B. Reference in this Sublease to "termination" of this Sublease includes expiration or earlier termination of the Term or cancellation of this Sublease pursuant to any of the provisions of this Sublease or pursuant to law. Upon the termination of this Sublease, the term and estate granted by this Sublease shall end at 12:00 p.m. on the date of termination as if such time and date were the time and date of expiration of the Term, and neither party shall have any further obligation or liability to the other after such termination, except (i) as shall be expressly provided for in this Sublease, and (ii) for such obligations as by their nature or under the circumstances can only be, or by the provisions of this Sublease, may be, performed after such termination and, in any event, unless otherwise expressly provided in this Sublease, any liability for a payment which shall have accrued to or with respect to any period ending at the time of such termination shall survive the termination of this Sublease.

          C. Provided this Sublease is in full force and effect and Sublessee is not in material default hereunder beyond any applicable cure period, Sublessor covenants and agrees to observe and perform all of the terms, covenants and conditions to be performed by the Tenant in the Main Lease and further covenants and agrees not to do or suffer or permit anything to be done which would result in a default under or cause the Main Lease to be terminated or which would result in an elimination of reduction of services under the Main Lease. Sublessor shall not terminate or surrender the Main Lease provided however, nothing contained herein shall be deemed to prevent Sublessor from exercising any right of termination Sublessor might have pursuant to the Main Lease with respect to Article 15 or Article 16 of the Main Lease.
                      ----------    ----------

BROKER.
------

     24. Sublessee represents and warrants to Sublessor that there is no broker, finder or similar person entitled to a commission, fee or other compensation in connection with the consummation of this Sublease and no conversations or prior negotiations were had by Sublessee with any broker, finder or similar person concerning the renting of the Subleased Premises other than The Galbreath Company and Park Tower Realty Corp. (collectively, the "Brokers"). Sublessee agrees to indemnify and hold Sublessor harmless from and
--------
against all loss, cost, liability, claim, damage or expense (including, without limitation, court costs and reasonable attorneys' fees) incurred in connection with or arising out of any claims for brokerage commissions, finder's fees, or other compensation resulting from or arising out of any conversations, negotiations or actions had by Sublessee or anyone acting on behalf of Sublessee with any broker, finder or similar person. Sublessor hereby agrees to pay the brokerage commission due Brokers pursuant to a separate agreement. The provisions of this Paragraph 24 shall survive the termination of this Sublease.
                   ------------

CONSENTS AND APPROVALS OF SUBLESSOR.
-----------------------------------

     25.  A.   Sublessee agrees that in any case where the provisions of this
Sublease require the consent or approval of Sublessor prior to the taking of any action, it shall be a condition precedent to the taking of such action that the prior consent or approval of Landlord shall have been obtained, if the consent of Landlord must be obtained under the Main Lease in such case. Sublessor, provided Sublessee is not in default hereunder with respect to a default of which notice has been given by Sublessor to Sublessee, agrees that its consent or approval will not be unreasonably withheld or delayed in any such case as to which the Landlord shall have consented. By way of illustration, but not of limitation, Sublessor shall not be deemed to have unreasonably withheld its consent if the action or other matter as to which such consent is sought may, in the good-faith judgment of Sublessor, increase Sublessor's duties or liabilities under this Sublease or the Main Lease. The provisions of this Paragraph 25
                                                               ------------
shall not apply to any assignment or mortgaging or encumbrancing of Sublessee's interest in this Sublease or the subletting or further subletting of the whole or any part of the Premises, which shall be governed by the provisions of Paragraph 21 of this Sublease.
                                       ------------

          B. (a) Sublessee hereby waives any claim against Sublessor which it may have based upon any assertion that Sublessor has unreasonably withheld or unreasonably delayed any such consent, and Sublessee agrees that its sole and exclusive remedy for any claimed unreasonable withholding or delay of any consent shall be an action or proceeding to enforce any such provision or for specific performance, injunction or declaratory judgment, without Sublessor being subject to any money damages whatsoever, directly or indirectly.

               (b) If the determination in the action or proceeding referred to in subsection (a) of this Paragraph 25B shall be favorable to Sublessee, the
                          -------------
requested consent shall be deemed to have been granted; however, Sublessor shall have no personal, monetary or other liability to Sublessee for its refusal or failure to give such consent.

MISCELLANEOUS.
-------------

     26. Neither Sublessor nor any agent, representative or employee of Sublessor has made any representations, agreements or promises with respect to the Building or the Premises or the use thereof other than those expressly set forth in this Sublease and no rights are to be deemed acquired by Sublessee, by implication or otherwise, except those expressly granted herein. This Sublease shall be construed and enforced in accordance with and governed by the laws of the State of New York. This Sublease contains the entire agreement and understanding between Sublessor and Sublessee with respect to the Premises and all prior negotiations and agreements are merged in this Sublease. This Sublease may not be modified or amended or any term or provision hereof waived or discharged except in a writing signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. Any executory agreement hereafter made between Sublessor and Sublessee shall be ineffective to change, modify, waive, release, discharge, terminate or effect an abandonment or surrender of this Sublease, in whole or in part, unless such agreement is in writing and signed by the parties.

RIGHTS CUMULATIVE.
-----------------

     27. Each right and remedy of Sublessor provided for in this Sublease shall be cumulative and shall be in addition to every other right and remedy provided for in this Sublease or now or hereafter existing at law or in equity or by statute or otherwise.

BINDING EFFECT.
--------------

     28. The terms, covenants and conditions contained in this Sublease whether so expressed or not shall be binding upon and inure to the benefit of and be enforceable by Sublessor and Sublessee and their respective successors and assigns, except that no violation of the provisions of Paragraph 21 hereof shall
                                                       ------------
operate to vest any rights in any successor or assignee of Sublessee. It is understood and agreed that the obligations of Sublessor under this Sublease shall not be binding upon Sublessor with respect to any period subsequent to the transfer of its interest in the Main Lease, and that in the event of such transfer said obligations shall be binding upon the transferee of Sublessor's interest as tenant under the Main Lease, but only with respect to the period commencing on the date of such transfer and ending on the date of a subsequent transfer thereof.

READINGS.
--------

     29. The headings of this Sublease are for purposes of reference only and shall not limit or otherwise affect the Leaning thereof.

NONRECOURSE.
-----------

     30. Notwithstanding anything in this Sublease to the contrary, Sublessor's exculpation or limitation of liability or Sublessee's assumption of liability or obligation to repair shall not apply if the loss, damage or expense is covered by Sublessor's insurance, results from the negligent acts or omissions of Sublessor, its agents or employees; or the failure of Sublessor to: (a) perform its obligations in accordance with the terms of this Sublease or (b) enforce the obligations of other sublessees under their respective subleases to the extent that proximate harm results to Sublessee.

COUNTERPARTS.
------------

     31. This Sublease may be executed in several counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

SECURITY DEPOSIT.
----------------

     32. Sublessee has simultaneously herewith deposited with Sublessor a certified or bank check in the amount of $100,000.00 the proceeds of which (the "Security"). All sums deposited by Sublessee with Sublessor pursuant to this
 --------
Paragraph 32 shall be held as security for the full and punctual performance by
------------
Sublessee of all the terms of this Sublease and shall be maintained in an interest-bearing account selected by Sublessor.

If Sublessee defaults in the performance of any of the terms of this Sublease, including the payment of Fixed Rent or any Additional Rent, Sublessor may use, apply or retain the whole or any part of the Security and interest thereon to the extent required for the payment of any such Rent or for any sum which Sublessor may expend or may be required to expend by reason of Sublessee's default in respect of any of the terms of this Sublease, including any damages or deficiency in the re-letting of the Premises, whether accruing before or after summary proceedings or other re-entry by Sublessor. In the case of every such use, application or retention, Sublessee shall, on demand, pay to Sublessor the sum so used, applied or retained which shall be added to the Security so that the same shall be replenished to its former amount, and any failure by Sublessee to pay such sum on demand shall constitute a default under this Sublease. If any bankruptcy, insolvency, reorganization or other credit-debtor proceedings shall be instituted by or against Sublessee, or its successors or assigns, or the guarantor, if any, any Security and interest thereon with Sublessor pursuant to this Paragraph shall be deemed to be applied first to the payment of any Rents and/or other charges due Sublessor for all periods prior to the institution of such proceedings and the balance, if any, of such Security with Sublessor may be retained by Sublessor in partial liquidation of Sublessor's damages. If Sublessee shall fully and punctually comply with all of the terms of this Sublease, the unapplied portion of the Security, with interest, shall be returned to Sublessee after the termination of this Sublease and delivery of exclusive possession of the Premises to Sublessor; provided that until the occurrence of such events, Sublessor may retain a one (1%) percent administration fee per annum with respect to such Security. In the event of a transfer of Sublessor's interest under this Sublease, Sublessor shall have the right to transfer the Security and interest thereon to the transferee and Sublessor shall upon such transfer be released by Sublessee from all liability for the return of such Security; and Sublessee agrees to look solely to the transferee Sublessor for the return of said Security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the Security to a Sublessor. Sublessee shall not assign or encumber or attempt to assign or encumber the sums deposited herein as Security or the interest thereon and neither Sublessor nor its successors or assigns shall be bound by any such assignment, encumbrance or attempted assignment or encumbrance.

LANDLORD'S CONSENT.
------------------

     33. Sublessee hereby acknowledges and agrees that this Sublease shall not become effective until, and is expressly conditioned upon, either (i) the delivery by Landlord of a writing signed by Landlord (the "Consent") in
                                                           -------
substantially the form pursuant to which Landlord shall consent to this Sublease, or (ii) consent having been deemed given pursuant to any applicable provision of the Main Lease. Promptly after the execution and delivery of this Sublease, Sublessor shall submit this Sublease to Landlord, together with Sublessor's request that Landlord deliver the Consent. Sublessee shall cooperate in good Faith with Sublessor and shall comply with any reasonable request made of Sublessee by Sublessor or Landlord in the procurement of the Consent. Sublessor or Sublessee shall not be obligated to make any payment to Landlord or incur any other expenses or enter into litigation with Landlord in order to obtain the Consent. Sublessor or Sublessee shall not be subject to any liability for failure to obtain the Consent, including any asserted damages or costs or expenses of any nature of Sublessee, its agents, contractors, architects or other professional representatives, and in the event that the Consent is not delivered by Landlord or consent is not deemed given by Landlord pursuant to any applicable provision of the Main Lease, Sublessor and Sublessee shall destroy any executed counterparts of this Sublease in their possession and neither party shall have any further liability to the other with respect to the transaction described herein.

RELOCATION.
----------

     34. Sublessor shall, at its option, have a one-time right, at any time during the Term, to elect by eight (8) weeks prior written notice (the "Relocation Notice") to Sublessee to substitute for the Premises other office
 -----------------
space in the Building (herein called the "Substitute Premises") designated by
                                          -------------------
Sublessor, provided, that in all events Sublessor shall cooperate and consult with Sublessee prior to giving the Relocation Notice, and, to the extent
               -----
reasonably possible, cause the Landlord to cooperate and consult with Sublessee to assure that Sublessee will be able to utilize its twenty-four hour central computer equipment without interruption in the Substitute Premises and to make available the Substitute Premises free of dust and with appropriate HVAC and electrical connections already in place, and provided further that such Substitute Premises (1) contains at least the same rentable square foot area as the Premises; (2) has a configuration substantially similar to that of the Premises to the extent of the same number of offices, workstations, HVAC, electricity and conference areas; (3) is no lower than the fifth (5th) floor in the Building; (4) shall be made available and access provided to Sublessee at the time of the Relocation Notice to enable Sublessee to install or duplicate its Central Computer Site in the Substitute Premises so that the Central Computer Site may be relocated to the Substitute Premises and operated continuously and without interruption in the Substitute Premises; and (5) shall have the same Building Services (as defined in the Main Lease) and services specified hereunder available for Sublessee's use, subject to the provisions of the Main Lease and the provisions of this Sublease, including Paragraph 6
                                                              -----------
hereof.

The Relocation Notice shall be accompanied by a plan of the Substitute Premises, and such Relocation Notice or the plan shall set forth the rentable square foot area of the Substitute Premises. Sublessee shall occupy the Substitute Premises promptly in accordance with the terms of this Sublease. Sublessee shall pay the same Rents with respect to the Substitute Premises as were payable with respect to the Premises, without regard to the rentable square foot area of the Substitute Premises. In the event of the application of the provisions of this subclause with respect to the Substitute Premises, this Sublease shall no longer apply to the Premises, and shall apply to the Substitute Premises as if the Substitute Premises had been the space originally demised under this Sublease; provided, that the property referred to on Exhibit C attached hereto shall be
                                           ---------
made available for Sublessee's use in the Substitute Premises in the event that Sublessor exercises its option as described in this sub-clause. Sublessor shall have no liability to Sublessee in the event of such substitution, but Sublessor shall reimburse Sublessee for any reasonable costs and expenses it has incurred in connection with Sublessee's relocation, including costs and expenses for architects or engineers in connection with the Premises, the costs of any renovations Sublessee has made in the Substitute Premises (including, without limitation, telephone systems, any Local Area Network (LAN) or Wide Area Network, servers and racks necessary to move to the Substitute Premises to allow the computer and servers to operate continuously and without interruption during such move, HVAC, and electricity, all to the extent of the comparable systems which were included in the Premises and in quality at least equal to those systems which were in the Premises), reasonable hourly overtime costs for employees of Sublessee reasonably required to supervise or assist in such move, and replacement letterhead, business cards and other reasonable costs incurred by Sublessee directly as a result of such move, all as substantiated to the reasonable satisfaction of Sublessor. Sublessor at Sublessor's expense, shall construct and install the central site work stations, LAN, or Wide Area Network, as appropriate, HVAC and electricity and shall move Sublessee's furniture, office equipment, supplies and other items existing in the Premises at the time of the Relocation Notice no earlier than eight (8) weeks after the Relocation Notice is delivered to Sublessee. Sublessor shall perform such move, or cause such move to be performed, by a reputable bonded moving company. The move shall be commenced and completed during non-business hours (i.e., on a Saturday or a
                                                      ----
Sunday) so that there will be interruption to Sublessee's business activities in the Premises.

MISCELLANEOUS
-------------

     35.  A.   Sublessor shall use good-faith efforts to cause Landlord to have
Sublessee's name and the names of its officers and employees listed in the building directory, provided, however, that Sublessee shall be entitled to the number of listings normally provided by the Landlord for a full floor Tenant in the building.

          B. Sublessor shall use good-faith efforts to cause Landlord to provide to Sublessee the use of the freight elevator and other facilities that Sublessee may reasonably require for a period of time not to exceed four (4) hours, at no cost to Sublessee, for Sublessee's initial move-in to the Premises.

          C. Sublessor represents that Sublessee's use specified in the Sublease does not invalidate any policies of insurance of the Sublessor covering the Premises. Sublessee shall not be obligated to reimburse Sublessor for increases in fire insurance premiums resulting from Sublessee's use of the Premises in accordance with Paragraph 2 hereof and not resulting from
                            -----------
Sublessee's negligence, misuse or neglect thereof, or breach of its obligations hereunder nor shall Sublessee be obligated to make any alterations or repairs to the Premises which may be required by Sublessor's insurance coverage if Sublessee conducts its business in accordance with Paragraph 2 hereof.
                                                   -----------

          D. If Sublessor fails to pay any charge, imposition, rent or claim under the Main Lease, upon receipt by Sublessee of any notice from Landlord, in accordance with Landlord's consent to this Sublease, requesting that all payments of rent due under the Sublease be paid to Landlord because of a default by Sublessor, Sublessee may fully rely thereon and make such payment to Landlord, even though the existence and nature of the default may be questioned or denied by Sublessor. Sublessee shall have no liability whatsoever to Sublessor and Sublessor shall look solely to Landlord for the recovery of any monies or claim for the rent due under the Sublease.

          E. Sublessor represents that the Main Lease is in full force and effect.

          F. Subject to the consent of Landlord, either in the Consent or pursuant to separate agreement, additional service work with respect to the Premises or overtime HVAC service may be contracted for directly between Landlord and Sublessee, including billing and payment by Sublessee of any specific charges therefor. In the event that Landlord agrees to deal directly with Sublessee with respect to overtime HVAC charges or other additional service work, and Landlord agrees to bill Sublessee directly, then the provisions of Paragraph 17 of this Sublease shall have no
                                 ------------
further application as to any such services.

          IN WITNESS WHEREOF, Sublessor and Sublessee have duly executed this Sublease as of the day and year first above written.

                    SUBLESSOR:

                    INTERNATIONAL BUSINESS MACHINES CORPORATION


                    By:  /s/     Tom Ghirardi
                       ----------------------------------------------
                         Title:  Program Manager


                    SUBLESSEE:

                    MULTEX SYSTEMS, INC.



                    By:  /s/ Isaak Karaev
                       -----------------------------------------------
                         Title: President

                                       32